Exhibit 99.1

FOR IMMEDIATE RELEASE

Gryphon Digital Mining, Inc. Reports Fiscal Year 2023 Financial Results

Las Vegas, NV — Gryphon Digital Mining, Inc. (Nasdaq: GRYP) (“Gryphon” or the “Company”), a bitcoin mining company that is independently certified to be 100% renewable and pursuing a negative carbon strategy, today reported financial results for its fiscal year ended December 31, 2023.

Rob Chang, CEO of Gryphon, commented, “2023 and the year to date has been a transformational period for Gryphon, culminating in our Nasdaq listing in February. Our positive net cash flow in 2023 and Breakeven Cost (as defined below) per Bitcoin of approximately $18,200 demonstrate our industry leading operational efficiency. Our current self-mining hashrate stands at 0.9 exahash, and we have ambitious plans to expand. Our aim is to quickly reach 10 exahash, propelling us from a smaller player to a significant industry presence - all the while leading the way in financial sustainability and efficiency.”

Mr. Chang added, “Gryphon’s management team, featuring former c-suite executives from industry giants Marathon and Riot, brings industry leading experience and a proven track record of success. With such pedigreed experience, we think we are well-equipped to achieve our goals and establish ourselves as a premier player in the market. In sum, with our strong foundation, operational efficiency, and strategic expansion plans, Gryphon believes it is well-positioned to navigate the challenges of the post-halving landscape, achieve a position as an industry leader, and deliver long-term value to our shareholders.”

Financial Highlights of Fiscal Year 2023

●	Total mining revenue for 2023 of $21.1 million, compared to the prior year $21.4 million in 2022.

●	Breakeven Cost[1] per Bitcoin in 2023 was $18,217, compared to $14,964 in 2022. The company is focused on Breakeven Costs, which we believe is the best measure of what it costs to mine bitcoin on an operating basis. Some of our peers only focus on electricity costs and leave out the other costs to mine. We believe that a focus on the Breakeven Costs to produce a bitcoin at the mine level has the potential to offer the transparency needed to compare operations on an apples-to-apples basis.

●	The Company recognized a net loss for the year of ($28.6) million, which includes non-cash expenses of $36.5 million. Non-cash expenses mainly consisted of depreciation, non-cash machine impairment and the non-cash notional valuation of the company’s BTC loan. This compares to net income in 2022 of $3.5 million, which was also subject to non-cash expenses, and benefited from $24.5 million in non-cash gains due to a non-cash gain on the extinguishment of debt and the non-cash notional valuation of the company’s BTC loan.

●	Adjusted EBITDA[2] was $4.8 million, compared to $7.4 million in the prior year.

1.	The Company defines Breakeven Cost per Bitcoin as (a) Cost of Revenues (excluding depreciation) divided by (b) total bitcoin generated and received from the hashrate contributed to the mining pool operator. The Company mined approximately 739 and 815 Bitcoin, respectively for the year ended December 31, 2023 and 2022, respectively.
2.	The Company defines Adjusted EBITDA as (a) GAAP net income (loss) plus (b) adjustments to add back the impacts of (1) depreciation and amortization, (2) interest expense, (3) income tax expense (benefit) and (4) adjustments for non-cash and non-recurring items which currently include (i) stock compensation expense, (ii) impairments of miners pursuant to ASC 360, (iii) impairments of digital currency pursuant to ASC 350 (iv) realized gain from use of digital assets as it relates to the bitcoin denominated note payable and (v) gain/loss on debt extinguishment.

Balance Sheet Highlights as of December 31, 2023 Assets

●	Cash and cash equivalents: $915,000

●	Bitcoin: 67.2

●	Total current assets: $5.4 million

●	Total mining assets (including deposits & intangible assets): $13.4 million

●	Total assets: $18.8 million

Liabilities and Stockholders’ Equity

●	Current liabilities: $19.4 million

●	Total liabilities: $19.4 million

As of February 29, 2024, the Company had cash holdings of $1.4 million, Bitcoin holdings of approximately 60.4 Bitcoin with a fair market value of $3.7 million and 330.3 Bitcoin of Bitcoin denominated debt.

2024 Outlook

Based on an average price of Bitcoin of $70,000 and an average network hashrate of 550 exahash for 2024, we are currently projecting gross profit of approximately $16.6 million from mining operations. We have posted a gross profit sensitivity analysis in our investor presentation, which can be found on slide 15 of our investor deck on our company website.

Sphere 3D Litigation

On March 25, 2024, Gryphon filed a motion with the United States District Court for the Southern District of New York seeking permission to file a motion for prejudgment attachment, seeking to secure $10 million in equity proceeds that Sphere recently received from a settlement related to Core Scientific’s bankruptcy exit. We want to ensure that the funds are available to satisfy any judgment we may receive due to Sphere’s breach of contract, where it entered into at least four hosting agreements with other providers, violating the exclusivity clause of its agreement with Gryphon. We are seeking damages amounting to at least $30 million. Over the last four months, Sphere has revealed its growing financial troubles. On November 28, 2023, in a filing in the Core Bankruptcy Action, Sphere’s counsel acknowledged that the company was operating with a $200 million net loss and that recent losses had overtaken revenue by a two-to-one margin. Sphere’s stated rationale for terminating the contract – that a malicious actor had diverted bitcoin transfers from Sphere to a third party – was not only unfounded, but was, in fact, evidence of gross negligence on the part of Sphere that allowed activities from malicious actors where Gryphon became the victim. Gryphon engaged an independent third party security firm who confirmed that Gryphon’s systems were not compromised.

Conference Call Information

Date: April 2, 2024

Time: 9:00am ET

Toll Free: 888-506-0062
International: 973-528-0011
Participant Access Code: 949507
Webcast Link: https://www.webcaster4.com/Webcast/Page/3030/50238

Conference Call Replay Information

Toll Free: 877-481-4010
International: 919-882-2331
Replay Passcode: 50238
Webcast Replay: https://www.webcaster4.com/Webcast/Page/3030/50238

Non-GAAP Figures

In addition to our results determined in accordance with GAAP, the Company also provides adjusted EBITDA and Breakeven Costs which are non-GAAP measures. Each of these are not financial measures of performance under GAAP and, as a result, these measures may not be comparable to similarly titled measures of other companies. Non-GAAP financial measures are subject to material limitations as they are not in accordance with, or a substitute for, measurements prepared in accordance with GAAP. These non-GAAP measures are not meant to be considered in isolation and should be read only in conjunction with our Interim Reports on Form 10-Q and our Annual Reports on Form 10-K as filed with the Securities and Exchange Commission. Management uses Adjusted EBITDA and Breakeven Cost as a means of understanding, managing, and evaluating business performance and to help inform operating decision making. The Company relies primarily on its condensed consolidated financial statements to understand, manage, and evaluate our financial performance and uses the non-GAAP financial measures only supplementally. Reconciliations for each of these non-GAAP measures to the nearest GAAP financial measures are provided below.

Breakeven Cost

	2022	2023
Mining Revenues	$21,362,000	$21,052,000
Bitcoin mined	815	739
Value of one mined bitcoin	$26,211	$28,487
Cost of Revenues (excluding depreciation)	$12,196,000	$13,462,000
Cost to mine one bitcoin	$14,964	$18,217

Adjusted EBITDA

	2023	2022

Net Income (Loss)	$(28,599,000)	$3,536,000
Interest (income) expense	$758,000	$1,111,000
Income tax expense (benefit)	$(176,000)	$176,000
Depreciation	$14,958,000	$12,536,000
EBITDA	$(13,059,000)	$17,359,000

Adjustments:
Non-cash/non-recurring operating expenses:
Stock-based compensation expense	$(152,000)	$3,285,000
Realized gain from use of digital assets	$(3,899,000)	$-
Change in fair value of notes payable	$13,297,000	$(11,690,000)
Gain/loss on debt extinguishment	$-	$(10,220,000)
Impairment of miners	$8,335,000	$-
Impairment of digital assets	$275,000	$8,704,000

Adjusted EBITDA	$4,797,000	$7,438,000

About Gryphon Digital Mining

Gryphon Digital Mining, Inc. is an innovative venture in the bitcoin space dedicated to helping bring digital assets onto the clean energy grid. With a talented leadership team coming from globally recognized brands, Gryphon is assembling thought leaders to improve digital asset network infrastructure. Its Bitcoin mining operation going into 2024 is independently certified as 100% renewable and the company is also pursuing a carbon-negative strategy. More information is available on https://gryphondigitalmining.com/.

Investor Notice

Investing in our securities involves a high degree of risk. Before making an investment decision, you should carefully consider the risks, uncertainties and forward-looking statements described under “Risk Factors” in Item 1A of our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on April 1, 2024. If any of these risks were to occur, our business, financial condition or results of operations would likely suffer. In that event, the value of our securities could decline, and you could lose part or all of your investment. The risks and uncertainties we describe are not the only ones facing us. Additional risks not presently known to us or that we currently deem immaterial may also impair our business operations. In addition, our past financial performance may not be a reliable indicator of future performance, and historical trends should not be used to anticipate results in the future. See “Cautionary Statements Regarding Forward-Looking Statements” below.

Cautionary Statements Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). Statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. Forward-looking statements are typically identified by words such as “plan,” “believe,” “expect,” “anticipate,” “intend,” “outlook,” “estimate,” “forecast,” “project,” “continue,” “could,” “may,” “might,” “possible,” “think,” “aim,” “potential,” “predict,” “should,” “would” and other similar words and expressions, but the absence of these words does not mean that a statement is not forward-looking.

The forward-looking statements are based on management’s current expectations and assumptions about future events and are based on currently available information as to the outcome and timing of future events. The forward-looking statements speak only as of the date of this press release or as of the date they are made. Except as otherwise required by applicable law, Gryphon disclaims any duty to update any forward-looking statements, all of which are expressly qualified by the statements in this section, to reflect events or circumstances after the date of this press release. Gryphon cautions you that these forward-looking statements are subject to numerous risks and uncertainties, most of which are difficult to predict and many of which are beyond the control of Gryphon. In addition, Gryphon cautions you that the forward-looking statements contained in this press release are subject to the risks set forth in our filings with the Securities and Exchange Commission (the “SEC”), including the section under “Risk Factors” in Item 1A of our most recent Annual Report on Form 10-K for the fiscal year ended December 31, 2023, filed with the SEC on April 1, 2024.

INVESTOR CONTACT:

Name: James Carbonara

Company: Hayden IR

Phone: (646)-755-7412

Email: james@haydenir.com

Ivy Crypto, Inc.

(formerly Gryphon Digital Mining, Inc.)

Consolidated Balance Sheets

As of December 31,

	2023	2022

Assets
Current assets
Cash and cash equivalents	$915,000	$267,000
Restricted cash	8,000	2,000
Accounts receivable	486,000	470,000
Prepaid expense	581,000	85,000
Marketable securities	403,000	235,000
Digital assets held for other parties	908,000	41,000
Digital asset	2,097,000	6,746,000
Total current assets	5,398,000	7,846,000

Mining equipment, net	12,916,000	34,368,000
Deposits	420,000	60,000
Intangible asset	100,000	100,000
Total assets	$18,834,000	$42,374,000

Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable and accrued liabilities	$3,649,000	$2,993,000
Liability related to digital assets held for other parties	916,000	41,000
Note payable – current portion	14,868,000	9,126,000
Total current liabilities	19,433,000	12,160,000

Note payable – long term	-	3,510,000
Total liabilities	19,433,000	15,670,000

Commitments and contingencies (Note 8)	-	-

Stockholders’ (deficit) equity
Preferred stock, par value $0.0001, 13,000,000 authorized and none outstanding	-	-
Series seed preferred stock, par value $0.0001, 6,000,000 shares authorized, and 8,845,171 shares issued and outstanding, respectively	-	-
Series seed II preferred stock, par value $0.0001, 1,000,000 shares authorized and 460,855 issued and outstanding, respectively	-	-
Common stock, $0.0001 par value, 100,000,000 shares authorized; 25,109,630 and 24,856,428 shares issued and outstanding, respectively	2,000	2,000
Additional paid-in capital	46,599,000	45,303,000
Subscription receivable	(25,000)	(25,000)
Accumulated deficit	(47,175,000)	(18,576,000)
Total stockholders’ (deficit) equity	(599,000)	26,704,000
Total liabilities and stockholders’ equity	$18,834,000	$42,374,000

Ivy Crypto, Inc.

(formerly Gryphon Digital Mining, Inc.)

Consolidated Statements of Operations

For the Years Ended December 31,

	2023	2022

Revenues
Mining revenues	$21,052,000	$21,362,000
Management services	873,000	361,000
Total revenues	21,925,000	21,723,000

Operating expenses
Cost of revenues (excluding depreciation)	13,462,000	12,196,000
General and administrative expenses	4,760,000	2,175,000
Stock-based compensation (income) expense	(152,000)	3,285,000
Impairment of digital assets	275,000	8,704,000
Realized gain on sale of digital assets	(535,000)	(609,000)
Impairment of miners	8,335,000	-
Depreciation expense	14,958,000	12,536,000
Total operating expenses	41,103,000	38,287,000
Loss from operations	(19,178,000)	(16,564,000)

Other (expense) income
Unrealized income (loss) on marketable securities	168,000	(1,499,000)
Realized gain from use of digital assets	3,899,000	-
Loss on disposal of asset	(55,000)	-
Gain on extinguishment of debt	-	12,966,000
Loss on extinguishment of debt	-	(2,746,000)
Gain on termination of merger agreement	-	1,734,000
Change in fair value of notes payable	(13,297,000)	11,690,000
Other income	446,000	30,000
Interest expense	(758,000)	(1,111,000)
Amortization of debt discount	-	(788,000)
Total other (expense) income	(9,597,000)	20,276,000

(Loss) income before provision for income taxes	(28,775,000)	3,712,000

Provision for income taxes	176,000	(176,000)
Net (loss) income	$(28,599,000)	$3,536,000

Net (loss) income per share - basic	$(1.15)	$0.14
Net (loss) income per share - diluted	(1.15)	0.10
Weighted average shares outstanding – basic	24,964,486	24,872,847
Weighted average shares outstanding – diluted	24,964,486	36,023,187

Ivy Crypto, Inc.

(formerly Gryphon Digital Mining, Inc.)

Consolidated Statement of Changes in Stockholders’ (Deficit) Equity

For the Years Ended December 31, 2023 and 2022

	Series Seed Preferred Stock		Series Seed II Preferred Stock		Common Stock		Additional Paid-in	Subscription	Retained	Total Stockholders’
	Shares	Amount	Shares	Amount	Shares	Amount	Capital	Receivable	Earnings	Equity
Balance as of December 31, 2021	8,845,171	$-	460,855	$-	24,494,820	$2,000	$41,192,000	$(25,000)	$(22,112,000)	$19,057,000
Common stock issued for compensation	-	-	-	-	-	-	1,467,000	-	-	1,467,000
Common stock issued for conversion of convertible debentures	-	-	-	-	75,467	-	277,000	-	-	277,000
Common stock issued for conversion of accrued interest on convertible debentures	-	-	-	-	7,239	-	41,000	-	-	41,000
Restricted common stock awards issued for compensation	-	-	-	-	235,718	-	2,056,000	-	-	2,056,000
Additional paid-in capital for services contributed by the Company’s president	-	-	-	-	-	-	252,000	-	-	252,000
Common stock issued for Board of Director	-	-	-	-	43,184	-	18,000	-	-	18,000
Net income	-	-	-	-	-	-	-	-	3,536,000	3,536,000
Balance as of December 31, 2022	8,845,171	-	460,855	-	24,856,428	2,000	45,303,000	(25,000)	(18,576,000)	26,704,000
Common stock issued for compensation	-	-	-	-	112,510	-	382,000	-	-	382,000
Restricted common stock awards issued for compensation	-	-	-	-	71,975	-	620,000	-	-	620,000
Restricted common stock awards issued for payment of service	-	-	-	-	141,558	-	44,000	-	-	44,000
Additional paid-in capital for services contributed by the Company’s president	-	-	-	-	-	-	250,000	-	-	250,000
Cancelled common stocks	-	-	-	-	(72,842)	-	-	-	-	-
Net loss	-	-	-	-	-	-	-	-	(28,599,000)	(28,599,000)
Balance as of December 31, 2023	8,845,171	$-	460,855	$-	25,109,630	$2,000	$46,599,000	$(25,000)	$(47,175,000)	$(599,000)

Ivy Crypto, Inc.

(formerly Gryphon Digital Mining, Inc.)

Consolidated Statements of Cash Flows

For the Years Ended December 31,

CASH FLOWS FROM OPERATING ACTIVITIES:	2023	2022
Net income (loss)	$(28,599,000)	$3,536,000
Adjustments to reconcile net loss to cash used in operating activities

Impairment of digital assets	275,000	8,704,000
Realized gain from sale of digital assets	(535,000)	(609,000)
Realized gain from use of digital assets	(3,899,000)	-
Impairment of miners	8,335,000	-
Amortization of debt discount	-	788,000
Depreciation expense	14,958,000	12,536,000
Forfeiture of restricted stock grants	(1,910,000)	-
Compensation cost related to common stock awards	-	2,873,000
Compensation cost related to restricted common stock awards	1,508,000	160,000
Compensation for services contributed by the Company’s president	250,000	252,000
Unrealized (gain) loss on marketable securities	(168,000)	1,499,000
Gain on termination of merger agreement	-	(1,734,000)
Gain on extinguishment of debt	-	(12,966,000)
Loss on extinguishment of debt	-	2,746,000
Loss on asset disposal	55,000	-
Change in fair value of notes payable	13,193,000	(11,690,000)
Interest expense	758,000	478,000
Digital asset	(21,052,000)	(21,362,000)
Other	67,000

Changes in operating assets and liabilities
Proceeds from the sale of digital assets	18,512,000	30,559,000
Accounts receivable	(456,000)	(1,089,000)
Prepaid expense	(249,000)	54,000
Accounts payable and accrued liabilities	1,968,000	(184,000)
Net cash used in operating activities	3,011,000	14,551,000

CASH FLOWS FROM INVESTING ACTIVITY
Deposit for purchase of bitcoin mining machines	-	(8,150,000)
Purchase of mining equipment	(1,894,000)	(846,000)
Refundable deposit	(360,000)	-
	(2,254,000)	(8,996,000)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from the issuance of notes payable	-	2,500,000
Payment for insurance payable	(109,000)	(37,000)
Issuance of note payable for insurance premiums	-	-
Loan modification payment for BTC note	-	-
Payment for convertible debentures	-	(8,665,000)
Net cash used in financing activities	(109,000)	(6,202,000)

Net change in cash	648,000	(647,000)

Cash-beginning of period	267,000	916,000
Cash-end of period	$915,000	269,000
Reconciliation of cash and cash equivalents and restricted cash
Cash and cash equivalents	$915,000	$267,000
Restricted cash	8,000	2,000
Cash and cash equivalents and restricted cash	$923,000	$269,000

Supplemental Disclosures of Cash Flow Information:
Cash paid for interest	$-	$839,000
Cash paid for income taxes	$176,000	$-
Non-Cash investing and financing activities:
Digital assets used for purchase of mining equipment		$538,000
Digital assets used as deposits for mining equipment	$-	$-
Digital assets received for purchase of common stock	$-	$-
Relative fair value of warrants issued with convertible notes	$-	$-
Deposits reclassed upon receipt of mining equipment	$-	$-
Cancellation of common stock subscription	$-	$-
Proceeds from loan - Digital assets	$-	$27,592,000
Convertible debt conversion to equity	$-	$414,000
Interest conversion to equity	$-	$41,000
Accrued expense for issuance of common stock	$845,000	$-
Digital assets used for principal and interest payment of note payable	$7,922,000	$3,440,000